EXHIBIT 10.1


                          Consent of Ernst & Young LLP


We consent to the use of our report dated April 9, 1999 in the Registration Statement (Form 10-SB) of CyberStar Computer Corporation for the registration of its Common Stock.

                                                /s/ Ernst & Young LLP


Minneapolis, Minnesota
October 13, 1999